EXHIBIT 10.4(a)

                                                                      EXECUTION



                             PRIME SUCCESSION, INC.

                      FIRST AMENDMENT TO CREDIT AGREEMENT


         This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of September 30, 1998 and entered into by and among PRIME SUCCESSION, INC. (formerly known as Prime Succession Acquisition Corp.), a Delaware corporation ("Borrower"), PRIME SUCCESSION HOLDINGS, INC. (formerly known as Prime Succession, Inc.), a Delaware corporation ("Holdings"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as the "Lenders"), GOLDMAN SACHS CREDIT PARTNERS L.P., as syndication agent and arranging agent (in such capacities, "Arranging Agent"), and THE BANK OF NOVA SCOTIA ("ScotiaBank"), as administrative agent (in such capacity, "Administrative Agent"), and is made with reference to that certain Credit Agreement dated as of August 26, 1996, as heretofore amended, supplemented or otherwise modified (as so amended, supplemented or modified, the "Credit Agreement"), by and among Borrower, Holdings, the Lenders, Arranging Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement and in the amendments contained in Section 1 hereof.


                                    RECITALS

         WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement (i) to permit the substitution of surety bonds for certain letters of credit and merchandise trust funds and (ii) to make certain other amendments as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


SECTION 1.        AMENDMENTS TO CREDIT AGREEMENT

1.1      Amendments to Section 1:  Definitions

         A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Leverage Ratio" and "Total Senior Debt" therefrom in their entirety and substituting therefor the following:

         "Leverage Ratio" means the ratio of (i) Consolidated Total Debt as of the last day of any Fiscal Quarter plus 75% of the aggregate amount of surety bonds outstanding as of such date pursuant to subsection 7.4(ix), to (ii) Consolidated Adjusted EBITDA for the four Fiscal Quarter period then ended, in each case as set forth in the most recent Compliance Certificate delivered by Borrower to Administrative Agent and Lenders pursuant to clause (iii) of subsection 6.1.

         "Total Senior Debt" means, as at any date of determination,  the sum of
(i) the aggregate stated balance sheet amount of all Indebtedness and Contingent Obligations of Holdings and its Subsidiaries in respect of Indebtedness, in each case other than Indebtedness evidenced by the Senior Subordinated Notes and Indebtedness in respect of the Batesville Liability and Covenants not to Compete, all as determined on a consolidated basis in accordance with GAAP, plus
(ii) 75% of the aggregate amount of surety bonds outstanding pursuant to subsection 7.4(ix).

         B. Subsection 1.1 of the Credit Agreement is hereby further amended by adding the following definition of "Specified Merchandise Trusts" thereto in proper alphabetical order:

         "Specified Merchandise Trusts" means (i) the Fred Hunter Memorial Merchandise Trust, DTD July 23, 1993, Account Number: 56331150 with a balance at August 31, 1998 of $1,308,337 and (ii) the Fred Hunter Memorial Service Trust Post, DTD October 1, 1993, Account Number: 56331170 with a balance at August 31, 1998 of $4,331,086.

1.2      Amendments to Section 7:  Negative Covenants

         Subsection 7.4 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (vi) thereof, (ii) deleting the "." at the end of clause (vii) thereof, and (iii) adding a new clause (viii) and a new clause (ix) at the end thereof as follows:

         "(viii) Borrower and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of surety bonds used to replace the Letters of Credit described on Schedule 3.1 annexed hereto so long as such surety bonds support only the obligations supported by such Letters of Credit; provided that the aggregate amount of the Contingent Obligations in respect of such surety bonds shall not exceed the aggregate amount of such replaced Letters of Credit; and

         (ix) Borrower and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of surety bonds utilized by Borrower and its Subsidiaries in lieu of funding the Specified Merchandise Trusts pursuant to the Florida Administrative Code; provided that the aggregate amount of the Contingent Obligations at any time outstanding in respect of such surety bonds shall not exceed the lesser of (x) $20,000,000 and (y) the sum of
(1) $10,000,000 plus (2) as of any date of determination, an additional $2,000,000 for each Fiscal Year which shall have commenced on or after January 1, 1999."

SECTION 2.  CONDITIONS TO EFFECTIVENESS

         Section 1 of this Amendment shall become effective only upon the prior or concurrent satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):

         On or before the First Amendment Effective Date, each of Borrower and Holdings shall have delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) a certificate of its corporate secretary or an assistant secretary dated the First Amendment Effective Date certifying that (i) there have been no amendments to its Certificate of Incorporation or Bylaws after the Closing Date, (ii) attached resolutions of its Board of Directors authorizing this Amendment are in full force and effect without modification or amendment, and (iii) there have been no changes after the Closing Date in the incumbency of its officers, together with a good standing certificate from the Secretary of State of the State of Delaware, dated a recent date prior to the First Amendment Effective Date.

SECTION 3.        REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Holdings and Borrower each represents and warrants to each Lender that the following statements are true, correct and complete:

         A. Corporate Power and Authority. Each of Holdings and Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") and the other Loan Documents.

         B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Loan Documents have been duly authorized by all necessary corporate action on the part of Holdings and Borrower.

         C. No Conflict. The execution and delivery by each of Holdings and Borrower of this Amendment and the performance by each of Holdings and Borrower of the Amended Agreement and the other Loan Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings, Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Holdings, Borrower or any of its
Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Holdings, Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings, Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings, Borrower or any of its Subsidiaries, or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of Holdings, Borrower or any of its Subsidiaries, except for such approvals or consents which have been obtained and disclosed in writing to Lenders.

         D. Governmental Consents. The execution and delivery by each of Holdings and Borrower of this Amendment and the performance by each of Holdings and Borrower of the Amended Agreement, the other Loan Documents and the transactions contemplated by this Amendment do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body other than the approval of the Florida State Board of Funeral Services which will be obtained on or before the date the transactions contemplated by this Amendment are consummated.

         E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of Holdings and Borrower and are the legally valid and binding obligations of each of Holdings and Borrower, enforceable against each of Holdings and Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.


SECTION 4.        MISCELLANEOUS

     A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

     (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

     B. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 51401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK),  WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     D. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof) shall become effective upon the execution of a counterpart hereof by Holdings, Borrower and Requisite Lenders and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

         BORROWER:                  PRIME SUCCESSION, INC.


                                    By:/s/MYLES S. CAIRNS
                                    ---------------------
                                    Name:Myles S. Cairns
                                    Title:Chief Financial Officer


         HOLDINGS:                  PRIME SUCCESSION HOLDINGS, INC.


                                    By:/s/MYLES S. CAIRNS
                                    ---------------------
                                    Name:Myles S. Cairns
                                    Title:Chief Financial Officer


         AGENTS AND LENDERS:        GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                    individually and as Arranging Agent and
                                    Syndication Agent


                                    By:/s/STEPHEN B. KING
                                    ---------------------
                                    Authorized Signatory


                                    THE BANK OF NOVA SCOTIA,
                                    as a Lender and as Administrative Agent


                                    By:/s/F.C.H. ASHBY
                                    ------------------
                                    Name:F.C.H. Ashby
                                    Title:Senior Manager Loan Operations


                                    MASSACHUSETTS MUTUAL LIFE INSURANCE CO.
                                    as a Lender


                                    By:/s/STEVEN J. KATZ
                                    --------------------
                                    Name:Steven J. Katz
                                    Title:Second Vice President and Associate
                                          General Counsel


                                    CAPTIVA FINANCE LTD.
                                    as a Lender


                                    By:/s/DAVID EGGLISHAW
                                    ---------------------
                                    Name:David Egglishaw
                                    Title:Director


                                    INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                    as a Lender
                                    by Indosuez Capital as Collateral Manager


                                    By:/s/FRANCOISE BERTHELOT
                                    -------------------------
                                    Name:Francoise Berthelot
                                    Title:Vice President



                                    STEIN ROE & FARNHAM INCORPORATED
                                    as agent for
                                    KEYPORT LIFE INSURANCE COMPANY
                                    as a Lender


                                    By:/s/BRIAN W. GOOD
                                    -------------------
                                    Name:Brian W. Good
                                    Title:Vice President & Portfolio Manager


                                    MERRILL LYNCH SENIOR FLOATING RATE FUND
                                    as a Lender


                                    By:/s/GILLES MARCHAND
                                    ---------------------
                                    Name:Gilles Marchand, CFA
                                    Title:Authorized Signatory


                                    MERRILL LYNCH PRIME RATE PORTFOLIO
                                    as a Lender


                                    By:/s/GILLES MARCHAND
                                    ---------------------
                                    Name:Gilles Marchand, CFA
                                    Title:Authorized Signatory


                                    NEW YORK LIFE INSURANCE COMPANY
                                    as a Lender


                                    By:/s/STEVEN M. BENEVENTO
                                    -------------------------
                                    Name:Steven M. Benevento
                                    Title:Director


                                    MORGAN STANLEY DEAN WITTER
                                    PRIME INCOME TRUST
                                    as a Lender


                                    By:/s/SHEILA FINNERTY
                                    ---------------------
                                    Name:Sheila Finnerty
                                    Title:Vice President


                                    SENIOR DEBT PORTFOLIO
                                    By:  Boston management and Research
                                    as Investment Advisor


                                    By:/s/PAYSON F. SWAFFIELD
                                    -------------------------
                                    Name:Payson F. Swaffield
                                    Title:Vice President